MAINSTAY VP FUNDS TRUST

MainStay VP S&P 500 Index Portfolio

Supplement dated August 4, 2017 (“Supplement”) to the Summary Prospectus, Prospectus and
Statement of Additional Information, each dated May 1, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and Statement of Additional Information.

1.	Effective immediately, the Summary Prospectus and Prospectus are revised as follows:

The table and footnotes in the section entitled “Fee and Expenses of the Portfolio,” as well as the table in the section entitled “Example” are revised as follows:

Fees and Expenses of the Portfolio

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.16%	0.16%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.20%	0.45%
Waiver / Reimbursement[2]	(0.04)%	(0.04)%
Total Annual Portfolio Operating Expenses After Waiver/Reimbursement[2]	0.16%	0.41%

1.	Restated to reflect current management fees. The management fee is as follows: 0.16% on assets up to $2.5 billion; and 0.15% on assets over $2.5 billion.
2.	Total Annual Portfolio Operating Expenses After Waiver/Reimbursement has been restated to reflect an expense limitation agreement. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.16% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 16	$ 60	$ 109	$ 251
Service Class	$ 42	$ 140	$ 248	$ 563

2.	Effective immediately, the Statement of Additional Information is revised as follows:

The table in the section entitled “The Manager, the Subadvisors, and the Distributor: Subadvisory Agreements” is amended to reflect a revised subadvisory fee for the Portfolio as follows:

PORTFOLIO NAME	ANNUAL RATE
MainStay VP S&P 500 Index Portfolio	0.08% on assets up to $2.5 billion; and 0.075% on assets over $2.5 billion

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.